Exhibit 4.1

TEMPORARY CERTIFICATE—Exchangeable for Definitive Engraved Certificate When Ready for Delivery

NUMBER

MJN

SHARES

MEAD JOHNSON NUTRITION COMPANY

CLASS A
COMMON STOCK

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFICATE IS TRANSFERABLE IN JERSEY CITY, NJ, NEW YORK, NY AND PITTSBURGH, PA

This Certifies that

is the owner of

FULLY PAID AND NONASSESSABLE SHARES OF CLASS A COMMON STOCK, $0.01 PAR VALUE, OF

MEAD JOHNSON NUTRITION COMPANY

CERTIFICATE OF STOCK

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

COUNTERSIGNED AND REGISTERED:
MELLON INVESTOR SERVICES LLC
TRANSFER AGENT AND REGISTRAR

BY:

AUTHORIZED SIGNATURE

Senior Vice President,
General Counsel and Secretary

MEAD JOHNSON NUTRITION COMPANY
CORPORATE
SEAL
2008
DELAWARE

Senior Vice President
and Chief Financial Officer

© SECURITY-COLUMBIAN UNITED STATES BANKNOTE COMPANY

AMERICAN BANK NOTE COMPANY 711 ARMSTRONG LANE COLUMBIA, TENNESSEE 38401 (931) 388-3003	PRODUCTION COORDINATOR: DENISE LITTLE 931-490-1706 PROOF OF: JANUARY 13, 2008 MEAD JOHNSON NUTRITION COMPANY TSB 31758 FC
SALES: HOLLY GRONER 615-261-0610	OPERATOR: AP
7 / LIVE JOBS / M / 31758 MEAD JOHNSON FC	rev 2

PLEASE INITIAL THE APPROPRIATE SELECTION FOR THIS PROOF: ____ OK AS IS ____ OK WITH CHANGES ____ MAKE CHANGES AND SEND ANOTHER PROOF

Colors Selected for Printing: Logo prints PMS 280 Blue, PMS 200 Red and PMS 130 Yellow. Intaglio prints in SC-7 DARK BLUE.

COLOR: This proof was printed from a digital file or artwork on a graphics quality, color laser printer. It is a good representation of the color as it will appear on the final product. However, it is not an exact color rendition, and the final printed product may appear slightly different from the proof due to the difference between the dyes and printing ink.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common

UNIF GIFT MIN ACT - Custodian

TEN ENT - as tenants by the entireties (Cust) (Minor)

JT TEN - as joint tenants with right of

under Uniform Gifts to Minors

survivorship and not as tenants Act

in common (State)

UNIF TRF MIN ACT - Custodian (until age )

(Cust)

under Uniform Transfers

(Minor)

to Minors Act

(State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER

IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

Shares of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated

X

X

THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE

NOTICE: FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY

CHANGE WHATEVER.

Signature(s) Guaranteed

By

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED MEDALLION SIGNATURE GUARANTEE PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

AMERICAN BANK NOTE COMPANY

PRODUCTION COORDINATOR: DENISE LITTLE 931-490-1706

711 ARMSTRONG LANE

PROOF OF: JANUARY 13, 2008

COLUMBIA, TENNESSEE 38401

MEAD JOHNSON NUTRITION COMPANY

(931) 388-3003

TSB 31758 BK

SALES: HOLLY GRONER 615-261-0610

OPERATOR: AP

7 / LIVE JOBS / M / 31758 MEAD JOHNSON BK

REV 1

PLEASE INITIAL THE APPROPRIATE SELECTION FOR THIS PROOF: OK AS IS

OK WITH CHANGES MAKE CHANGES AND SEND ANOTHER PROOF